UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 31, 2017

ASHFORD INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-36400	46-5292553
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

    Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

EXPLANATORY NOTE: Pursuant to Item 9.01 of Form 8-K, this Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K filed on November 6, 2017, for the event dated October 31, 2017, to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

The following financial statements required to be disclosed under Item 9.01(a) of Form 8-K for J&S Audio Visual Communications, Inc. ("J&S U.S.") are attached hereto as Exhibit 99.1 and J&S Audiovisual Mexico, S. de R.L. de C.V. ("J&S Mexico") are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

J&S U.S.:

•	Audited financial statements of J&S Audio Visual Communications, Inc. as of and for the years ended December 31, 2016 and 2015

•	Unaudited financial statements of J&S Audio Visual Communications, Inc. as of September 31, 2017 and December 31, 2016 and for the nine months ended September 30, 2017 and 2016

J&S Mexico:

•	Audited financial statements of J&S Audiovisual Mexico, S. de R.L. de C.V. as of and for the years ended December 31, 2016 and 2015

•	Unaudited financial statements of J&S Audiovisual Mexico, S. de R.L. de C.V. as of September 30, 2017 and December 31, 2016 and for the nine months ended September 30, 2017 and 2016

(b) Pro Forma Financial Information.

The unaudited pro forma financial information required to be disclosed under Item 9.01(b) of Form 8-K as of and for the nine months ended September 30, 2017 and the year ended December 31, 2016, is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

(d)    Exhibits
Exhibit Number         Description

23.1	Consent of Whitley Penn LLP

23.2	Consent of Mancera, S.C.

99.1	Historical Financial Statements of J&S Audio Visual Communications, Inc.

99.2	Historical Financial Statements of J&S Audiovisual Mexico, S. de R.L. de C.V.

99.3	Unaudited Pro Forma Financial Information of Ashford Inc.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 19, 2017

ASHFORD INC.

By:	/s/ DERIC S. EUBANKS
Deric S. Eubanks
Chief Financial Officer